Exhibit 10.16

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (this “Amendment”) is made and entered into as of February 2, 2016 (the “Amendment Date”), and amends that certain License Agreement, dated as of July 16, 2014, as amended or supplemented through the Amendment Date (the “License Agreement”), by and between Caribou Biosciences, Inc. (“Caribou”) and Intellia Therapeutics, Inc. (“Intellia”) (as successor in interest to Intellia, LLC under the License Agreement). Each of Caribou and Intellia may be referred to herein as a “Party” or together as “Parties.” Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

WHEREAS, Section 8.14 of the License Agreement provides that the License Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Caribou and Intellia;

[***]

WHEREAS [***] the Parties desire to amend the License Agreement as more specifically set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows to be effective as of the Amendment Date:

1. Exhibit C of the License Agreement is hereby amended to delete all of the text before:

“As set forth in further detail in the UC/Vienna License”:.

2. Section 2.7(b)(i) of the License Agreement is hereby amended by adding the following at the end of such Section:

“Furthermore, in consideration for Intellia’s rights granted herein [***], Intellia will owe to Caribou a royalty [***] on Net Sales [***] of Products [***] in the Intellia Field. [***]”

3. To the extent not expressly amended by this Amendment, the License Agreement, as amended, remains in full force and effect. [***]

4. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Amendment by either Party will constitute a legal, valid and binding execution and delivery of this Amendment by such Party.

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Amendment No. 1 to License Agreement as of the Amendment Date.

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz, Ph.D
President & CEO

INTELLIA THERAPEUTICS, INC.

By:	/s/ Nessan Bermingham
Nessan Bermingham, Ph.D
President & CEO